Exhibit 10.7.1

FIRST AMENDMENT TO

LIQUIDITY OPTION AND MASTER PARTICIPATION AGREEMENT

THIS FIRST AMENDMENT TO LIQUIDITY OPTION AND MASTER PARTICIPATION AGREEMENT (the “Amendment”) is made as of the 16th day of April, 2001 , among the FEDERAL HOME LOAN BANKS that now and hereafter execute this Agreement, effective for each on the date set below such Bank’ s signature (individually, an “MPF® Bank” and collectively, the “MPF Banks”), each a corporation of the United States of America, and the FEDERAL HOME LOAN BANK OF CHICAGO (the “MPF Provider”), a corporation of the United States of America.

RECITALS:

WHEREAS, the MPF Banks and the MPF Provider have previously entered into that certain MORTGAGE PARTNERSHIP FINANCE® (“MPF”) Program Liquidity Option and Master Participation Agreement dated as of September 15 2000, (the “Agreement”) pursuant to which the parties agreed how the interests, rights, duties and obligations in Designated Delivery Commitments and their related Master Commitments under the MPF Program shall be allocated among the MPF Banks and the MPF Provider; and

WHEREAS, the parties desire to amend the Agreement to delete a provision that is no longer applicable to Designated Delivery Commitments. Any capitalized terms not defined in this Amendment shall have the meaning assigned to them in the Agreement.

NOW THEREFORE, in consideration of the foregoing recitals and the covenants contained herein and in the Agreement, the parties here agree as follows:

1.	The Agreement is hereby amended by deleting the last sentence of Section 4.2.

2.	Except for the foregoing amendment, the Agreement remains unmodified and in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized officers as of the date first above written.

MPF PROVIDER:

FEDERAL HOME LOAN BANK OF CHICAGO

By:	/s/ KENNETH L. GOULD
Kenneth L. Gould
Executive Vice President

MPF BANK:

FEDERAL HOME LOAN BANK OF ATLANTA

By:
[name & title]

By:
[name & title]

Dated:

MPF BANK:

FEDERAL HOME LOAN BANK OF BOSTON

By:	/s/ MICHAEL L. WILSON
Michael L. Wilson
Senior Executive Vice President

By:
[name & title]

Dated:	August 14, 2001

MPF BANK:

FEDERAL HOME LOAN BANK OF CINCINNATI

By:
[name & title]

By:
[name & title]

Dated:

MPF BANK:

FEDERAL HOME LOAN BANK OF DALLAS

By:	/s/ PAUL JOINER - S.V.P.
[name & title]

By:	/s/ JENNIFER STOUT - S.V.P.
[name & title]

Dated:	5/1/01

MPF BANK:

FEDERAL HOME LOAN BANK OF DES MOINES

By:
[name & title]

By:
[name & title]

Dated:

MPF BANK:

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:
[name & title]

By:
[name & title]

Dated:

MPF BANK:

FEDERAL HOME LOAN BANK OF NEW YORK

By:	/s/ HAROLD J FLETCHER
Harold J Fletcher
Executive Vice President & Chief Operating Officer

By:	/s/ JAMES A. GILMORE
James A. Gilmore
Senior Vice President

Dated:	7-27-01

MPF BANK:

FEDERAL HOME LOAN BANK OF PITTSBURGH

By:	/s/ CRAIG C. HOWIE
Craig C. Howie, SVP

By:	/s/ RENEE PFENDER
Renee Pfender, SVP

Dated:	January 23, 2004

MPF BANK:

FEDERAL HOME LOAN BANK OF SAN FRANCISCO

By:	/s/ DEAN SCHULTz
[name & title]
President , CEO

By:
[name & title]

Dated:	5/22/01

MPF BANK:

FEDERAL HOME LOAN BANK OF SEATTLE

By:
[name & title]

By:
[name & title]

Dated:

MPF BANK:

FEDERAL HOME LOAN BANK OF TOPEKA

By:	/s/ FRANK M. TIERNAN
Frank M. Tiernan
SVP and Treasurer

Dated:	27 Aug 2001

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